                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report - January 8, 2001


                                SUN BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Pennsylvania                 0-14745                23-2233584
  ----------------------------     ------------       ----------------------
  (State of Other Jurisdiction      (Commission           (IRS Employer
      of Incorporation)             File Number)      Identification Number)


         2-16 South Market Street
         Selinsgrove, Pennsylvania                                 17870
  ----------------------------------------                       ----------
  (Address of Principal Executive Offices)                       (Zip Code)


     Registrant's Telephone Number (Including Area Code)  (570) 374-1131
                                                          --------------

                                       N/A
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 1.  Changes in Control of Registrant
         --------------------------------

         Not Applicable

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         Not Applicable

Item 3.  Bankruptcy or Receivership.
         ---------------------------

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         Not Applicable.

Item 5.  Other Events.
         -------------

          Registrant files this Current Report on Form 8-K to submit a copy of Registrant's Press Release, dated January 8, 2001, regarding the agreement to purchase the Lewisburg, Pennsylvania branch of Mellon Bank. The branch consists of $34 million in deposits, and the transaction is expected to be accretive in 2001. A copy of the press release is attached as Exhibit 99, hereto, and incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------

         Not Applicable.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         Exhibits:

         99 Press Release of Registrant, SUN Bancorp, Inc., dated January 8, 2001, regarding an agreement to purchase the Lewisburg, Pennsylvania branch of Mellon Bank.

Item 8.  Change in Fiscal Year.
         ----------------------

         Not Applicable.


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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SUN BANCORP, INC.
                                            (Registrant)


Dated:  January 8, 2001                         /s/ Robert J. McCormack
                                           -----------------------------------
                                                  Robert J. McCormack
                                           President & Chief Operating Officer
                                              (Principal Executive Officer)



Dated:  January 8, 2001                         /s/ Jonathan J. Hullick
                                           -----------------------------------
                                                  Jonathan J. Hullick
                                            Exec. VP & Chief Financial Officer
                                              (Principal Financial Officer)